UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 19, 2003
(Date of report)

July 2, 2003
(Date of earliest event reported)

Ask Jeeves, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-26521	94-3334199

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5858 Horton Street, Suite 350
Emeryville, California 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 985-7400

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

          As previously reported, on July 2, 2003 we completed the sale of our Jeeves Solutions division to Kanisa, Inc. and we reclassified Jeeves Solutions as a discontinued operation for financial reporting purposes. We are filing this Form 8-K to report financial information for the referenced periods (see Item 7 below) reclassified to reflect Jeeves Solutions as a discontinued operation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed with this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Selected Financial Data for the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ended December 31, 2002, 2001 and 2000

99.3	Consolidated Financial Statements and Supplementary Data for the fiscal years ended December 31, 2002, 2001 and 2000

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC.
(Registrant)

Date: September 19, 2003	By:	/s/ Steve Sordello

Steven Sordello
Chief Financial Officer

EXHIBIT INDEX

          Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors

99.1	Selected Financial Data for the fiscal years ended December 31, 2002, 2001, 2000, 1999 and 1998

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ended December 31, 2002, 2001 and 2000

99.3	Consolidated Financial Statements and Supplementary Data for the fiscal years ended December 31, 2002, 2001 and 2000

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